Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2023
Accounting Policies [Abstract]
Summary of Significant Accounting Policies	Summary of Significant Accounting Policies

Nature of Business

PAR Technology Corporation (the “Company” or “PAR,” “we,” or “us”), through its consolidated subsidiaries, operates in one segment, Restaurant/Retail. The Restaurant/Retail segment provides leading omnichannel cloud-based software and hardware solutions to the restaurant and retail industries.

Our product and service offerings include point-of-sale, customer engagement and loyalty, digital ordering and delivery, operational intelligence technologies, payment processing, hardware, and related technologies, solutions, and services. We provide enterprise restaurants, franchisees, and other restaurant outlets in the three major restaurant categories - quick service, fast casual, and table service - with operational efficiencies through a data-driven network with integration capabilities from point-of-sale to the kitchen, to fulfillment. Our subscription services are grouped into three categories: Guest Engagement, which includes Punchh for customer loyalty and engagement and MENU for omnichannel digital ordering and delivery; Operator Solutions, which includes Brink POS for front-of-house and PAR Pay and PAR Payment Services for payments; and Back Office, which includes Data Central. The accompanying consolidated financial statements include the Company’s accounts and those of its consolidated subsidiaries. All intercompany transactions have been eliminated in consolidation.

Basis of Presentation and Use of Estimates

The Company prepares its consolidated financial statements and related notes in accordance with accounting principles generally accepted in the United States of America. The preparation of the consolidated financial statements requires management of the Company to make a number of estimates and assumptions relating to the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Significant items subject to such estimates and assumptions include revenue recognition, stock-based compensation, the recognition and measurement of assets acquired and liabilities assumed in business combinations at fair value, the carrying amount of property, plant and equipment including right-to-use assets and liabilities, identifiable intangible assets and goodwill, valuation allowances for receivables, valuation of excess and obsolete inventories, and measurement of contingent consideration at fair value. Actual results could differ from these estimates.

The results of operations of the Company’s Government segment are reported as discontinued operations in the consolidated statements of operations for all periods presented and the related assets and liabilities associated with the discontinued operations are classified as assets and liabilities of discontinued operations in the consolidated balance sheets as of December 31, 2023 and 2022, respectively. All results and information in the consolidated financial statements are presented as continuing operations and exclude the Government segment unless otherwise noted specifically as discontinued operations.

Discontinued Operations

In determining whether a group of assets disposed of (or is to be disposed of) should be presented as a discontinued operation, the Company analyzes whether the group of assets disposed of represented a component of the entity; that is, whether it had historic operations and cash flows that were discrete both operationally and for financial reporting purposes. In addition, the Company considers whether the disposal represents a strategic shift that has or will have a major effect on the Company’s operations and financial results.

The assets and liabilities of a discontinued operation, other than goodwill, are measured at the lower of carrying amount or fair value, less cost to sell. When a portion of a reporting unit that constitutes a business is to be disposed of, the goodwill associated with that business is included in the carrying amount of the business based on the relative fair values of the business to be disposed of and the portion of the reporting unit that will be retained. Interest is allocated to discontinued operations if the interest is directly attributable to the discontinued operations or is interest on debt that is required to be repaid as a result of the disposal.

Business Combinations

The Company accounts for business combinations pursuant to ASC Topic 805, Business Combinations, which requires that assets acquired and liabilities assumed be recorded at their respective fair values on the date of acquisition. The fair value of the consideration paid is assigned to the underlying net assets of the acquired business based on their respective fair values. Any excess of the purchase price over the estimated fair values of the net assets acquired is allocated to goodwill. The purchase price allocation process requires the Company to make significant assumptions and estimates in determining the purchase price and the fair value of assets acquired and liabilities assumed at the acquisition date. The Company’s assumptions and estimates are subject to refinement and, as a result, during the measurement period, which may be up to one year from the acquisition date, the Company records adjustments to the assets acquired and liabilities assumed with the corresponding offset to goodwill. Upon conclusion of the measurement period, any subsequent fair value adjustments are recorded in the Company’s consolidated statements of operations. The Company’s consolidated financial statements and results of operations reflect an acquired business after the completion of the acquisition.

Cash and Cash Equivalents and Cash Held on Behalf of Customers

The Company considers all highly liquid investments, purchased with a remaining maturity of three months or less, to be cash equivalents, including money market funds. Cash held on behalf of customers represents an asset arising from our payment processing services that is restricted for the purpose of satisfying obligations to remit funds to various merchants.

The Company maintained bank balances that, at times, exceeded the federally insured limit during the years ended December 31, 2023 and 2022. The Company did not experience losses relating to these deposits and management does not believe that the Company is exposed to any significant credit risk with respect to these amounts.

Cash and cash equivalents and cash held on behalf of customers consist of the following:

(in thousands)	December 31, 2023	December 31, 2022
Cash and cash equivalents
Cash	$37,143	$18,672
Money market funds	40	51,472
Cash held on behalf of customers	10,170	7,205
Total cash, cash equivalents, and cash held on behalf of customers	$47,353	$77,349

Short-Term Investments

Short-term investments include held-to-maturity investment securities consisting of investment-grade interest bearing instruments, primarily treasury bills and notes, which are stated at amortized cost. The Company does not intend to sell these investment securities and the contractual maturities are not greater than 12 months. The Company did not have any material gains or losses on these securities during the year ended December 31, 2023. The estimated fair value of these securities approximated their carrying value as of December 31, 2023.

The carrying value of investment securities consist of the following:

(in thousands)	December 31, 2023	December 31, 2022
Short-term investments
Treasury bills and notes	$37,194	$40,290
Total Short-term Investments	$37,194	$40,290

Accounts Receivable – Current Expected Credit Losses

The Company maintains a provision for accounts receivables that it does not expect to collect. In accordance with ASC Topic 326, Financial Instruments - Credit Losses, the Company accrues its estimated losses from uncollectible accounts receivable to the provision based upon recent historical experience, the length of time the receivable has been outstanding, other specific information as it becomes available, and reasonable and supportable forecasts not already reflected in the historical loss information. Provisions for current expected credit losses are charged to current operating expenses. Actual losses are charged against the provision when incurred.

Inventories

The Company’s inventories are valued at the lower of cost and net realizable value, with cost determined using the weighted average cost method. The Company uses certain estimates and judgments and considers several factors including hardware demand, changes in customer requirements and changes in technology to provide for excess and obsolescence reserves to properly value inventory.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets, which range from three to forty years. Expenditures for maintenance and repairs are expensed as incurred.

Other Assets

Other assets include deferred implementation costs of $8.8 million and $7.4 million and deferred commissions of $2.6 million and $1.2 million at December 31, 2023 and December 31, 2022, respectively. Based on ASC Topic 340, Other Assets and Deferred Costs, we capitalize and amortize incremental costs of obtaining and fulfilling a contract over the period we expect to derive benefits from the contract, which we have determined as the initial term of a contract. We periodically adjust the carrying value of deferred implementation costs and deferred commissions to account for customers ceasing operations or otherwise discontinuing use of our subscription services. Amortization expense for deferred implementation costs is included in “Costs of sales: Professional service” and amortization expense for deferred commissions is included in “Sales and marketing” in the Company’s consolidated statements of operations. Amortization of deferred implementation costs were $4.5 million, $2.4 million, and $0.4 million for the years ended December 31, 2023, 2022, and 2021 respectively. Amortization of deferred commissions were $0.9 million, $0.6 million, and $0.2 million for the years ended December 31, 2023, 2022, and 2021 respectively.

Other assets also include the cash surrender value of life insurance related to the Company’s deferred compensation plan eligible to certain employees. The funded balance is reviewed on an annual basis. The balance of the life insurance policy was $3.3 million and $3.2 million at December 31, 2023 and December 31, 2022, respectively.

Identifiable Intangible Assets

The Company’s identifiable intangible assets represent intangible assets acquired in the acquisition of Brink Software, Inc. in 2014, the acquisition of 3M Company’s Drive-Thru Communications Systems in 2019, the Data Central Acquisition, the Punchh Acquisition, the MENU Acquisition, and software development costs.

The Company capitalizes certain costs related to the development of its platform and other software applications for internal use in accordance with ASC Topic 350-40, Intangibles - Goodwill and Other - Internal - Use Software. The Company begins to capitalize its costs to develop software when preliminary development efforts are successfully completed, management has authorized and committed project funding, and it is probable that the project will be completed and the software will be used as intended. The Company stops capitalizing these costs when the software is substantially complete and ready for its intended use, including the completion of all significant testing. These costs are amortized on a straight-line basis over the estimated useful life of the related asset, generally estimated to be three to seven years. The Company also capitalizes costs related to specific upgrades and enhancements when it is probable the expenditure will result in additional functionality and expense costs incurred for maintenance and minor upgrades and enhancements. Costs incurred prior to meeting these criteria together with costs incurred for training and maintenance are expensed as incurred and recorded within research and development expenses in the Company’s consolidated statements of operations.

The Company exercises judgment in determining the point at which various projects may be capitalized, in assessing the ongoing value of the capitalized costs and in determining the estimated useful lives over which the costs are amortized. To the extent that the Company can change the manner in which new features and functionalities are developed and tested related to its platform, assessing the ongoing value of capitalized assets or determining the estimated useful lives over which the costs are amortized, the amount of internal-use software development costs the Company capitalizes and amortizes could change in future periods.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired in a business combination. Goodwill is not amortized, but is tested for impairment at least annually or more frequently if events or changes in circumstances indicate that the asset may be impaired. The Company’s impairment tests are based on the Company’s identified reporting unit used in the test for goodwill impairment. In conducting this impairment testing, the Company may first perform a qualitative assessment of whether it is more likely than not that a reporting unit’s fair value is less than its carrying value. If not, no further goodwill impairment testing is required. If it is more likely than not that a reporting unit’s fair value is less than its carrying value, or if we elect not to perform a qualitative assessment of a reporting unit, a quantitative analysis is performed, in which the fair value of the reporting unit is compared to its carrying value. If the carrying value of either reporting unit exceeds its fair value, an impairment charge is recognized for the excess of the carrying value of the reporting unit over its fair value.

The Company conducted its annual goodwill impairment test as of October 1, 2023. As a part of this analysis, we evaluated factors including, but not limited to, our market capitalization and stock price performance, macro-economic conditions, market and industry conditions, cost factors, the competitive environment, and the operational stability and overall financial performance of the reporting unit. The assessment indicated that it was more likely than not that the fair value of the reporting units exceeded its respective carrying value. As such, goodwill was not impaired. No impairment charge was recorded in any of the periods presented in the accompanying consolidated financial statements.

Impairment of Long-Lived Assets

The Company evaluates the accounting and reporting for the impairment of long-lived assets in accordance with the reporting requirements of ASC Topic 360-10, Accounting for the Impairment or Disposal of Long-Lived Assets. The Company will recognize impairment of long-lived assets or asset groups if the net book value of such assets exceeds the estimated future undiscounted cash flows attributable to such assets. If the carrying value of a long-lived asset or asset group is considered impaired, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the long-lived asset or asset group for assets to be held and used, or the amount by which the carrying value exceeds the fair market value less cost to sell for assets to be sold. In the year ending December 31, 2022, the Restaurant/Retail segment recorded an impairment loss of $1.3 million on internally developed software costs not meeting the general release threshold as a result of acquiring go-to-market software in the MENU Acquisition; the impairment loss is presented within research and development expense in the consolidated statement of operations. No impairment was recorded in the years ended December 31, 2023 and 2021, respectively.

Accrued Expenses

As of December 31, 2023, accrued expenses include the contingent consideration liability recognized in conjunction with the MENU Acquisition (refer to “Contingent Consideration” above for additional information). During the third quarter of 2023, the balance of the contingent consideration liability was reclassified from other long-term liabilities to accrued expenses. The balance of the contingent consideration liability included within accrued expenses was $0.6 million and zero at December 31, 2023, and December 31, 2022, respectively.

Other Long-Term Liabilities

As of December 31, 2022, other long-term liabilities include the contingent consideration liability recognized in conjunction with the MENU Acquisition (refer to “Contingent Consideration” above for additional information). During the third quarter of 2023, the balance of the contingent consideration liability was reclassified from other long-term liabilities to accrued expenses. The balance of the contingent consideration liability included within other long-term liabilities was zero and $9.8 million at December 31, 2023, and December 31, 2022, respectively.

Additionally, other long-term liabilities include amounts owed to employees that participate in the Company’s deferred compensation plan. Amounts owed to employees participating in the deferred compensation plan were $0.4 million and $0.4 million at December 31, 2023, and December 31, 2022, respectively.

Under the CARES Act employers were permitted to defer payment of the employer portion of social security taxes through the end of 2020, with 50% of the deferred amount due December 31, 2021 and the remaining 50% due December 31, 2022. The Company deferred payment of $3.8 million of employer portion of social security taxes through the end of 2020. The Company paid $1.9 million in December 2021 and $1.9 million in December 2022. Deferred payroll taxes were zero at December 31, 2023, and December 31, 2022.

Foreign Currency Translation Adjustments

The assets and liabilities for the Company’s international operations are translated into U.S. dollars using year-end exchange rates. Income statement items are translated at average exchange rates prevailing during the year. The resulting translation adjustments are recorded as a separate component of shareholders’ equity under the heading Accumulated Other Comprehensive Loss. Exchange gains and losses on intercompany balances of permanently invested long-term loans are also recorded as a translation adjustment and are included in Accumulated Other Comprehensive Loss.

Warranty Provisions

Warranty provisions for hardware warranties are recorded in the period in which the Company becomes obligated to honor the warranty, which generally is the period in which the related hardware revenue is recognized. The Company accrues warranty reserves based upon historical factors such as labor rates, average repair time, travel time, number of service calls per machine and cost of replacement parts. When a sale is consummated, a warranty reserve is recorded based upon the estimated cost to provide the service over the warranty period which can range from 12 to 36 months and cost of replacement parts.

Activity related to warranty claims are as follows:

	December 31, 2023	December 31, 2022
(in thousands)
Beginning balance	$722	$762
Adjustments to reserve	40	184
Warranty claims settled	(112)	(224)
Ending balance	$650	$722

Related Party Transactions

During the years ended December 31, 2022, and 2021, Act III Management LLC (“Act III Management”), a service company to the restaurant, hospitality, and entertainment industries, provided software development and restaurant technology consulting services to the Company pursuant to a master development agreement. Separately, during the year ended December 31, 2023, Ronald Shaich, the sole member of Act III Management, served as a strategic advisor to the Company’s board of directors pursuant to a strategic advisor agreement, which terminated on June 1, 2023. Keith Pascal, a director of the Company, is an employee of Act III Management and serves as its vice president and secretary. Mr. Pascal does not have an ownership interest in Act III Management.

As of December 31, 2023 and 2022, the Company had zero accounts payable owed to Act III Management. During the years ended December 31, 2023, 2022, and 2021 the Company paid Act III Management $0.1 million, $0.6 million, and $1.3 million respectively, in consideration for services performed under the master development agreement.

Revenue Recognition

The Company’s revenue is derived from three types of revenue: hardware sales, subscription services, and professional services. ASC Topic 606: Revenue from Contracts with Customers requires the Company to distinguish and measure performance obligations under customer contracts. Contract consideration is allocated to all performance obligations within the arrangement or contract. Performance obligations that are determined not to be distinct are combined with other performance obligations until the combined unit is determined to be distinct and that combined unit is then recognized as revenue over time or at a point in time depending on when control is transferred. The Company evaluated the potential performance obligations within its Restaurant/Retail segment and evaluated whether each performance obligation met the ASC Topic 606 criteria to be considered a distinct performance obligation.

Amounts invoiced in excess of revenue recognized represent deferred revenue. Contracts typically require payment within 30 to 90 days from the shipping date or installation date, depending on the Company’s terms with the customer. The primary method used to estimate a stand-alone selling price, is the price that the Company charges for the particular good or service sold by the Company separately under similar circumstances to similar customers. The Company determines stand-alone selling prices for hardware and subscription services based on the price at which the Company sells the particular good or service separately in similar circumstances and to similar customers. The Company determines stand-alone selling prices for professional services by using an expected cost plus margin.

Hardware

Hardware revenue consists of hardware product sales and is recognized as a point in time revenue. Revenue on these items are recognized when the customer obtains control of the asset in accordance with the terms of sale. This generally occurs upon delivery to a third-party carrier for onward delivery to customer. We accept returns for hardware sales and recognize them at the time of sale as a reduction to revenue based on historical experience.

Subscription Service

Our subscription services consist of revenue from our SaaS solutions, related software support, and transaction-based payment processing services.

SaaS solutions

SaaS solution revenues consist of subscription fees from customers for access to our SaaS solutions and third party SaaS solutions and are recognized ratably over the contract period, commencing when the subscription service is made available to the customer, as the customer simultaneously receives and consumes the benefits of the Company’s performance obligations. Our contracts with customers are generally for a period ranging from 12 to 36 months. We determined we are the principal in transferring these services to the customer and recognize revenue on a gross basis. We control the services being provided to our customer, are responsible for fulfillment of the promise in our contract with the customer, and have discretion in setting the price with our customer.

Software support

Software support revenues include fees from customers from the sales of varying levels of basic support services which are “stand-ready obligations” satisfied over time on the basis that the customer consumes and receives a benefit from having access to the Company’s support resources, when and as needed, throughout the contract term, which is generally 12 months. For this reason, the basic support services are recognized ratably over the contract term since the Company satisfies its obligation to stand ready by performing these services each day.

Transaction-based payment processing

Transaction-based payment processing revenues include transaction-based payment processing services for customers which are charged a transaction fee for payment processing. This transaction fee is generally calculated as a percentage of the total transaction amount processed plus a fixed per transaction fee. We satisfy our payment processing performance obligations and recognize the transaction fees as revenue net of refunds and reversals initiated by the restaurant upon authorization by the issuing bank and submission for processing. We allocate all variable fees earned from transaction-based revenue to this performance obligation on the basis that it is consistent with the ASC 606 allocation objectives.

Our transaction-based payment processing contracts are primarily layered rate contracts. In layered rate contracts, we pass through the costs of interchange and card assessment and network fees to our customers, which are recorded as a reduction to revenue, and we incur processing fees, which are recorded as cost of sales. For layered rate contracts, we have concluded we are generally the principal in the performance obligation to process payments because we control the payment processing services before the customer receives them, perform authorization and fraud check procedures prior to submitting transactions for processing in the payment network, have sole discretion over which third-party acquiring payment processors we will use and are ultimately responsible to the customers for amounts owed if those acquiring payment processors do not fulfill their obligations. We generally have full discretion in setting processing prices charged to the customers. Additionally, we are obligated to comply with certain payment card network operating rules and contractual obligations under the terms of our registration as a payment facilitator and as a master merchant under our third-party acquiring payment processor agreements which make us liable for the costs of processing the transactions for our customers and chargebacks and other financial losses if such amounts cannot be recovered from the restaurant. However, specifically as it relates to the costs of interchange and card assessment and network fees, we have concluded we are the agent because we do not control pricing for these services and the costs are passed through to our customers.

Professional Service

Professional service revenue consists of revenues from hardware support, installations, implementations, and other professional services.

Hardware support

 Hardware support revenues consists of fees from customers from the Company’s Advanced Exchange overnight hardware replacement program, on-site support and extended warranty repair service programs and are all “stand-ready obligations” satisfied over time on the basis that the customer consumes and receives a benefit from having access to the Company’s support resources, when and as needed, throughout the contract term, which is generally 12 months. For this reason, the support services are recognized ratably over the contract term since the Company satisfies its obligation to stand ready by performing these services each day.

Installations

Installation revenue is recognized point in time. Installation revenue is recognized when installation is complete and the customer obtains control of the related asset. The Company offers installation services to its customers for hardware for which the Company primarily hires third-party contractors to install the equipment on the Company’s behalf. The Company pays third-party contractors an installation service fee based on an hourly rate agreed to by the Company and contractor. When third-party installers are used, the Company determines whether the nature of its performance obligations is to provide the specified goods or services itself (principal) or to arrange for a third-party to provide the goods or services (agent). In the Company’s customer arrangements, the Company is primarily responsible for providing a good or service, has inventory risk before the good or service is transferred to the customer, and has discretion in establishing prices; as a result, the Company has concluded that it is the principal in the arrangement and records installation revenue on a gross basis.

Implementations

Implementation revenue includes set-up and activation fees from customers to implement our SaaS solutions. We have concluded that this service does not represent a stand-alone performance obligation and is instead tied to the performance obligation to provide the subscription service. As such, we defer and amortize related revenues and costs over the life of the contract, commencing when the subscription service is made available to the customer.

Other professional services

Other professional service revenue includes hardware repairs and maintenance not covered under hardware support, business process mapping, training, and other ad hoc professional services sold separately. Other professional service revenue is recognized point in time upon the completion of the service.

Operating Expenses Presentation Changes

Beginning with the 2023 Form 10-K, we have retroactively split our “Selling, general and administrative” financial statement line item (“FSLI”), presented in the consolidated statements of operations under “Operating expenses” into two FSLIs, “Sales and marketing” and “General and administrative”, to provide clearer insight into these operationally and economically different operating expenses. This split did not change historical operating expenses previously reported.

Stock-Based Compensation

The Company measures and records compensation expense for all stock-based compensation to employees, including awards of employee stock options, restricted stock awards and restricted stock units (both time and performance vesting), in the financial statements as compensation cost over the applicable vesting periods using a straight-line expense recognition method, based on their fair value on the date of grant. The fair value of stock-based awards is determined by using the Black-Scholes option valuation model for option awards and closing price on the date of grant for restricted stock awards and restricted stock units. The Black-Scholes valuation model incorporates assumptions as to the fair value of stock price, volatility, the expected life of options or awards, a risk-free interest rate and dividend yield. In valuing stock options, significant judgment is required in determining the expected volatility of the Company’s common stock and the expected life that individuals will hold their stock options prior to exercising. Expected volatility is based on the historical and implied volatility of the Company’s common stock. The expected life of stock options is derived from the historical actual term of stock option grants and an estimate of future exercises during the remaining contractual period of the stock option. While volatility and estimated life are assumptions that do not bear the risk of change subsequent to the grant date of stock options, these assumptions may be difficult to measure, as they represent future expectations based on historical experience. Further, expected volatility and the expected life of stock options may change in the future, which could substantially change the grant-date fair value of future awards and, ultimately, the expense the Company records. The Company elects to account for forfeitures based on recognition in the reporting period incurred. Compensation expense for awards with performance conditions is reassessed each reporting period and recognized based upon the probability that the performance targets will be achieved.

The Company expenses stock-based compensation for stock options, restricted stock awards, restricted stock units and performance awards over the requisite service period. For awards with only a service condition, the Company expenses stock-based compensation using the straight-line method over the requisite service period for the entire award. For awards with both performance and service conditions, the Company expenses the stock-based compensation on a straight-line basis over the requisite service period for each separately vesting portion of the award, taking into account the probability that the Company will satisfy the performance condition.

Contingent Consideration

The Company determined the acquisition date fair value of contingent consideration associated with the MENU Acquisition using Monte-Carlo simulation valuation techniques, with significant inputs that are not observable in the market and thus represents a Level 3 fair value measurement as defined in ASC Topic 820, Fair Value Measurement. This valuation technique is also used to determine current fair value of any contingent consideration. The simulation uses probability distribution for each significant input to produce hundreds or thousands of possible outcomes and the results are analyzed to determine probabilities of different outcomes occurring. Significant increases or decreases to these inputs in isolation would result in a significantly higher or lower liability with a higher liability capped by the contractual maximum of the contingent post-closing revenue focused milestones obligation. Ultimately, the liability will be equivalent to the amount paid, and the difference between the fair value estimate and amount paid will be recorded in earnings. The amount paid that is less than or equal to the liability on the acquisition date is reflected as cash used in financing activities in the Company’s consolidated statements of cash flows. Any amount paid in excess of the liability on the acquisition date is reflected as cash used in operating activities.

The MENU Acquisition resulted in an initial liability for the contingent consideration recorded in the amount of $14.2 million during 2022. The liability for the contingent consideration was established at the time of the acquisition and is evaluated quarterly based on additional information as it becomes available; any change in the fair value adjustment is recorded in the earnings of that period. During 2022, the Company recorded a $4.4 million adjustment to decrease the fair value of the contingent consideration liability related to the MENU Acquisition to $9.8 million as of December 31, 2022.

During the second quarter of 2023, the MENU earn-out was amended to remove the EBITDA based threshold and reduce the future software as a service (“SaaS”) annual recurring revenue threshold. During 2023, the Company recorded a $9.2 million adjustment to decrease the fair value of the contingent consideration liability related to the MENU Acquisition to $0.6 million as of December 31, 2023.

Gain on Insurance Proceeds

During the years ended December 31, 2023 and 2021 the Company received $0.5 million and $4.4 million of insurance proceeds in connection with the settlement of a legacy claim. No insurance proceeds were received during the year ended December 31, 2022.

Other Expense, net

The Company’s foreign currency transaction gains and losses and rental income and losses are recorded in other expense, net in the accompanying statements of operations.

Income Taxes

The Company and its subsidiaries file a consolidated U.S. federal income tax return. State tax returns are filed on a combined or separate basis depending on the applicable laws in the jurisdictions where the tax returns are filed. The Company also files foreign tax returns on a separate company basis in the countries in which it operates. The provision for income taxes is based upon pretax loss with deferred income taxes provided for the temporary differences between the financial reporting basis and the tax basis of the Company’s assets and liabilities. The Company records a valuation allowance when necessary to reduce deferred tax assets to their net realizable amounts. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Net Loss Per Share

Net loss per share is calculated in accordance with ASC Topic 260, Earnings per Share, which specifies the computation, presentation and disclosure requirements for earnings per shares (“EPS”). It requires the presentation of basic and diluted EPS. Basic EPS excludes all dilution and is based upon the weighted average number of shares of common stock outstanding during the period. Diluted EPS reflects the potential dilution that would occur if convertible securities or other contracts to issue common stock were exercised. At December 31, 2023, there were 920,403 anti-dilutive stock options outstanding compared to 1,029,417 as of December 31, 2022 and 1,305,881 as of December 31, 2021. At December 31, 2023 there were 839,455 anti-dilutive restricted stock units compared to 512,416 and 418,084 as of December 31, 2022 and December 31, 2021, respectively. Due to their anti-dilutive nature, the potential effects of the 2024 Notes, 2026 Notes, and the 2027 Notes conversion features (refer to “Note 10 – Debt” for additional information) and the unissued shares from the Company’s 2021 Employee Stock Purchase Plan (“ESPP”, refer to “Note 12 - Stock Based Compensation” for additional information) were excluded from the diluted net loss per share calculation as of December 31, 2023, December 31, 2022 and December 31, 2021. Shares resulting from the 2024 Notes conversion were 497,376 (refer to “Note 10 – Debt” for additional information). Potential shares resulting from 2026 Notes and 2027 Notes conversion features at respective maximum conversion rates of 30.8356 per share and 17.8571 per share are approximately 3,700,272 and 4,732,132, respectively.

The following is a reconciliation of the weighted average shares outstanding for the basic and diluted loss per share computations:

	December 31,
(in thousands, except per share data)	2023	2022	2021
Net loss from continuing operations	$(81,619)	$(80,072)	$(85,400)
Net income from discontinued operations	11,867	10,753	9,601
Net loss	$(69,752)	$(69,319)	$(75,799)

Basic:
Weighted average common shares	27,552	27,152	25,088
Loss from continuing operations per common share, basic	$(2.96)	$(2.95)	$(3.40)
Income from discontinued operations per common share, basic	0.43	0.40	0.38
Loss per common share, basic	$(2.53)	$(2.55)	$(3.02)

Diluted:
Weighted average common shares	27,552	27,152	25,088
Loss from continuing operations per common share, diluted	$(2.96)	$(2.95)	$(3.40)
Income from discontinued operations per common share, diluted	0.43	0.40	0.38
Loss per common share, diluted	$(2.53)	$(2.55)	$(3.02)

Accounting Pronouncements Not Yet Adopted

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which is intended to enhance the transparency and decision usefulness of income tax disclosures. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024. The Company is currently evaluating the impact of this update for future filings.

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, which is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about segment expenses. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024. The Company is currently evaluating the impact of this update for future filings.

With the exception of the standards discussed above, there were no other recent accounting pronouncements or changes in accounting pronouncements during the year ended December 31, 2023 that are of significance or potential significance to the Company.